Exhibit 99.1

FOR IMMEDIATE RELEASE

January 30, 2020

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS SECOND QUARTER 2020 OPERATING RESULTS

Fairfield, New Jersey, January 30, 2020 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), today reported net income for the quarter ended December 31, 2019 of $10.7 million, or $0.13 per basic and diluted share.  The results represent a decrease of $718,000 compared to net income of $11.4 million, or $0.13 per basic and diluted share, for the quarter ended September 30, 2019.

The decrease in net income partially reflected the Company’s recognition of certain merger-related expenses totaling $219,000 related to its proposed acquisition of MSB Financial Corp. (NASDAQ: MSBF) (“MSBF”), the holding company for Millington Bank (“Millington”). The Company previously announced on December 18, 2019, that it had entered into a definitive agreement to acquire MSBF in a cash and stock transaction. Net income for the quarter ended December 31, 2019 was also impacted by a non-recurring increase of $153,000 in non-interest expense and a non-recurring decrease of $236,000 in non-interest income which were recognized in conjunction with the Company’s previously completed branch consolidations.  Adjusting for the impact of such charges, net of tax benefit, the Company’s adjusted net income for the quarter ended December 31, 2019 was $11.1 million or $0.13 per basic and diluted share.  This compares to adjusted net income of $11.8 million or $0.14 per basic and diluted share for the quarter ended September 30, 2019.

Craig L. Montanaro, President and Chief Executive Officer, commented, “I am very pleased to report another quarter of solid core earnings coupled with exceptionally strong core deposit growth.  During the quarter, we grew core deposits by $147.3 million while facilitating the outflow of $120.5 million in wholesale funding.  Our recently announced acquisition of MSB Financial Corp. will accelerate our funding realignment strategy as a majority of Millington’s deposits are comprised of core transaction accounts, while the Morris and Somerset county markets they serve offer tremendous opportunity for further growth in both deposits and loans.  On the technology front, we continue to seek out, and partner with, best of breed technology providers as a means of strengthening our digital banking presence.  Toward that end, we have committed to invest a total of $1.25 million in two separate FinTech firms whose product and service offerings will allow us to continue to provide our clients with the very best in digital banking solutions.  As we move ahead our digital strategy focuses on the evaluation and implementation of technology solutions that leverage artificial intelligence, machine learning, robotic process automation and open API architecture.”

Balance Sheet Highlights

•

Deposits decreased by $8.4 million to $4.19 billion at December 31, 2019 from $4.20 billion at September 30, 2019.  This net decrease in deposits was attributable to a decrease of $115.9 million in wholesale deposits that was largely offset by an increase of $107.5 million in retail deposits.  The reallocation of deposits for the quarter ended December 31, 2019 reflected the Company’s continuing effort to realign its funding mix in favor of core deposits.

•

Loans receivable decreased by $112.0 million to $4.49 billion, or 68.0% of total assets, at December 31, 2019 from $4.60 billion, or 69.3% of total assets, at September 30, 2019.  The decrease in loans receivable was attributable to an accelerated level of loan prepayment activity which outpaced loan origination volume.

•

Borrowings decreased by $6.1 million to $1.28 billion, or 19.3% of total assets, at December 31, 2019.  As noted above, the decrease in borrowings for the quarter ended December 31, 2019 reflected the Company’s continuing effort to realign its funding mix in favor of core deposits.

•	Investment securities increased by $168.7 million to $1.44 billion, or 21.8% of total assets, at December 31, 2019 from $1.27 billion, or 19.1% of total assets, at September 30, 2019.

Earnings Highlights

Net Interest Income, Spread and Margin

•

Net interest income decreased by $2.1 million to $34.6 million for the quarter ended December 31, 2019, from $36.7 million for the quarter ended September 30, 2019.  The decrease in net interest income was the result of a decrease of $2.7 in interest income partially offset by a decrease of $637,000 in interest expense.

•

Net interest spread decreased 11 basis points to 2.04% for the quarter ended December 31, 2019 from 2.15% for the quarter ended September 30, 2019.  The decrease in spread primarily reflected a 16 basis point decrease in the yield on interest-earning assets that was partially offset by a five basis point decrease in the cost of interest-bearing liabilities.

•

The factors that contributed to the quarterly change in net interest spread also contributed to a 13 basis point decrease in net interest margin to 2.29% for the quarter ended December 31, 2019 from 2.42% for the quarter ended September 30, 2019.

Non-Interest Income

•

Fees and service charges increased by $677,000 to $2.1 million for the quarter ended December 31, 2019 compared to $1.5 million for the quarter ended September 30, 2019.  This increase was largely attributable to loan pre-payment penalty income associated with the accelerated loan pre-payment activity noted above.

•

Aggregate loan sale gains once again attained record levels increasing by $63,000 to $668,000 for the quarter ended December 31, 2019 from $605,000 for the quarter ended September 30, 2019.  The increase in loan sale gains largely reflected an increase in the volume of residential mortgage loans sold during the period.

•

Miscellaneous non-interest income decreased by $116,000, to a net loss of $111,000 for the quarter ended December 31, 2019 from $5,000 for the quarter ended September 30, 2019.  This decrease was attributable to a non-recurring loss on asset disposals associated with the branch consolidations noted above.

Non-Interest Expense

•

Non-interest expense increased by $183,000 to $26.4 million for the quarter ended December 31, 2019 compared to $26.2 million for the quarter ended September 30, 2019.  The net increase was largely attributable to increases in advertising and marketing, net occupancy expense of premises, miscellaneous expense and non-recurring merger-related expenses.  Partially offsetting these increases were decreases in salaries and employee benefits and equipment and systems expense.

For the quarters ended December 31, 2019 and September 30, 2019, the Company recorded no expense associated with FDIC insurance premiums as a result of the FDIC’s Deposit Insurance Fund Reserve Ratio having reached a pre-established threshold defined by federal regulation.  Upon reaching this threshold qualifying banks with total consolidated assets of less than $10 billion are awarded assessment credits to be utilized towards their FDIC insurance premiums.

•

The Company’s non-interest expense ratio totaled 1.60% for the quarter ended December 31, 2019 compared to 1.58% for the prior quarter ended September 30, 2019.  Adjusting for the impact of the non-recurring expenses, noted earlier, the Company’s non-interest expense ratio would have been 1.57% for the quarter ended December 31, 2019.

•

The Company’s efficiency ratio was 67.5% for the quarter ended December 31, 2019 compared to 64.6% for the prior quarter ended September 30, 2019.  Adjusting for the impact of the non-recurring expenses, noted earlier, the Company’s efficiency ratio would have been 66.1% for the quarter ended December 31, 2019.

Income Taxes

•

Income tax expense totaled $3.5 million for the quarter ended December 31, 2019 compared to $3.8 million for the quarter ended September 30, 2019 resulting in effective tax rates of 25.0% and 25.1%, respectively.  The decrease in income tax expense largely reflected a lower level of pre-tax net income as compared to the prior period.

Performance Ratios

•

Return on average assets for the quarter ended December 31, 2019 decreased to 0.64% from 0.68% for the quarter ended September 30, 2019.  Adjusting for the impact of the non-recurring expenses noted earlier, the Company’s return on average assets would have been 0.67% for the quarter ended December 31, 2019.

•

Return on average equity decreased to 3.86% for the quarter ended December 31, 2019 from 4.08% for the quarter ended September 30, 2019.  Adjusting for the impact of the non-recurring expenses noted earlier, the Company’s return on average equity would have been 4.02% for the quarter ended December 31, 2019.

•

Return on average tangible equity decreased to 4.80% for the quarter ended December 31, 2019 from 5.06% for the quarter ended September 30, 2019.  Adjusting for the impact of the non-recurring expenses noted earlier, the Company’s return on average tangible equity would have been 5.00% for the quarter ended December 31, 2019.

Asset Quality Highlights

•

Asset quality remained strong throughout the quarter ended December 31, 2019.  The outstanding balance of non-performing loans totaled $22.0 million, or 0.49% of total loans, at December 31, 2019 as compared to $21.8 million, or 0.47% of total loans, at September 30, 2019.

•

The allowance for loan losses (“ALLL”) decreased to $30.9 million at December 31, 2019 from $32.4 million at September 30, 2019, resulting in an ALLL to total loans ratio of 0.68% and 0.70%, respectively. The balance of the allowance for loan losses reflects the impact of purchase accounting which generally precludes acquired loan balances from being considered in the balance of the allowance for loan losses at the time of their acquisition and thereafter.

•

Net charge offs totaled $30,000 for the quarter ended December 31, 2019, reflecting an annualized net charge off rate of 0.00% on the average balance of total loans for the period.  By comparison, net charge offs totaled $60,000 for the quarter ended September 30, 2019, reflecting an annualized net charge off rate of 0.01%.

•

The Company recorded a loan loss provision reversal of $1.5 million for the quarter ended December 31, 2019 compared to a loan loss provision reversal of $782,000 for the quarter ended September 30, 2019.  The increase in provision reversal was largely attributable to a comparatively larger decrease in the balance of the loan portfolio that was collectively evaluated for impairment during the quarter ended December 31, 2019 compared to the quarter ended September 30, 2019.

Capital Highlights

•

During the quarter ended December 31, 2019, the Company repurchased 1,574,500 shares of its common stock at a total cost of $21.7 million and an average cost of $13.76 per share.  Through December 31, 2019, the Company repurchased a total of 6,982,294 shares, or 75.7% of the shares authorized for repurchase under the current repurchase program, at a total cost of $93.6 million and at an average cost of $13.40 per share.

•

The Company increased its regular quarterly cash dividend by $0.01 to $0.07 per share during the quarter ended December 31, 2019.  The Company continually evaluates its dividend policies in relation to its overall capital management and shareholder value objectives.

•

Book value per share increased by $0.05 to $12.85 at December 31, 2019, from $12.80 at September 30, 2019.  Tangible book value per share increased by $0.01 to $10.32 at December 31, 2019, from $10.31 at September 30, 2019.

•

The Company’s and Bank’s regulatory capital ratios at December 31, 2019 were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	December 31,	September 30,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2019	or Change	Pct.
Assets
Cash and cash equivalents	$41,796	$129,305	$(87,509)	-67.7%
Securities available for sale	1,402,206	1,231,691	170,515	13.8%
Securities held to maturity	36,073	37,888	(1,815)	-4.8%
Loans held-for-sale	5,952	10,495	(4,543)	-43.3%
Loans receivable, including yield adjustments	4,492,697	4,604,738	(112,041)	-2.4%
Less allowance for loan losses	(30,937)	(32,432)	1,495	-4.6%
Net loans receivable	4,461,760	4,572,306	(110,546)	-2.4%
Premises and equipment	56,542	56,599	(57)	-0.1%
Federal Home Loan Bank stock	62,838	63,739	(901)	-1.4%
Accrued interest receivable	18,261	19,393	(1,132)	-5.8%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	4,545	4,852	(307)	-6.3%
Bank owned life insurance	259,312	257,735	1,577	0.6%
Deferred income taxes, net	20,438	21,742	(1,304)	-6.0%
Other real estate owned	178	-	178	0.0%
Other assets	29,605	24,366	5,239	21.5%
Total assets	$6,610,401	$6,641,006	$(30,605)	-0.5%

Liabilities
Deposits	$4,188,822	$4,197,250	$(8,428)	-0.2%
Borrowings	1,275,049	1,281,118	(6,069)	-0.5%
Advance payments by borrowers for taxes	16,585	16,102	483	3.0%
Other liabilities	35,375	35,747	(372)	-1.0%
Total liabilities	5,515,831	5,530,217	(14,386)	-0.3%

Stockholders' Equity
Common stock	851	868	(17)	-2.0%
Paid-in capital	737,539	758,385	(20,846)	-2.7%
Retained earnings	377,896	373,004	4,892	1.3%
Unearned ESOP shares	(29,671)	(30,158)	487	-1.6%
Accumulated other comprehensive income, net	7,955	8,690	(735)	-8.5%
Total stockholders' equity	1,094,570	1,110,789	(16,219)	-1.5%
Total liabilities and stockholders' equity	$6,610,401	$6,641,006	$(30,605)	-0.5%

Consolidated capital ratios
Equity to assets	16.56%	16.73%	-0.17%
Tangible equity to tangible assets	13.75%	13.93%	-0.18%

Share data
Outstanding shares	85,150	86,786	(1,636)	-1.9%
Book value per share	$12.85	$12.80	$0.05	0.4%
Tangible book value per share (1)	$10.32	$10.31	$0.01	0.1%

(1)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	December 31,	September 30,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2019	or Change	Pct.
Interest income
Loans	$45,608	$48,600	$(2,992)	-6.2%
Taxable investment securities	9,698	9,328	370	4.0%
Tax-exempt investment securities	666	693	(27)	-3.9%
Other interest-earning assets	1,210	1,278	(68)	-5.3%
Total Interest Income	57,182	59,899	(2,717)	-4.5%

Interest expense
Deposits	15,590	16,055	(465)	-2.9%
Borrowings	6,985	7,157	(172)	-2.4%
Total interest expense	22,575	23,212	(637)	-2.7%
Net interest income	34,607	36,687	(2,080)	-5.7%
Reversal of loan losses	(1,465)	(782)	(683)	87.3%
Net interest income after reversal of loan losses	36,072	37,469	(1,397)	-3.7%

Non-interest income
Fees and service charges	2,145	1,468	677	46.1%
Gain (loss) on sale and call of securities	11	(14)	25	-178.6%
Gain on sale of loans	668	605	63	10.4%
Loss on sale and write down of other real estate owned	(28)	-	(28)	-100.0%
Income from bank owned life insurance	1,576	1,580	(4)	-0.3%
Electronic banking fees and charges	293	318	(25)	-7.9%
Miscellaneous	(111)	5	(116)	-2320.0%
Total non-interest income	4,554	3,962	592	14.9%

Non-interest expense
Salaries and employee benefits	15,174	15,777	(603)	-3.8%
Net occupancy expense of premises	3,082	2,969	113	3.8%
Equipment and systems	3,046	3,089	(43)	-1.4%
Advertising and marketing	890	535	355	66.4%
Directors' compensation	769	770	(1)	-0.1%
Merger-related expenses	219	-	219	0.0%
Miscellaneous	3,247	3,104	143	4.6%
Total non-interest expense	26,427	26,244	183	0.7%
Income before income taxes	14,199	15,187	(988)	-6.5%
Income taxes	3,547	3,817	(270)	-7.1%
Net income	$10,652	$11,370	$(718)	-6.3%

Net income per common share (EPS)
Basic	$0.13	$0.13	$-
Diluted	$0.13	$0.13	$-

Dividends declared
Cash dividends declared per common share	$0.07	$0.06	$0.01
Cash dividends declared	$5,760	$5,045	$715
Dividend payout ratio	54.1%	44.4%	9.7%

Weighted average number of common shares outstanding
Basic	82,831	84,756	(1,925)
Diluted	82,876	84,793	(1,917)

	For the three months ended			Variance
Average Balance Sheet Data	December 31,	September 30,	Variance	or Change
(Dollars in Thousands, Unaudited)	2019	2019	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	4,547,126	$4,656,192	$(109,066)	-2.3%
Taxable investment securities	1,244,475	1,147,698	96,777	8.4%
Tax-exempt investment securities	125,187	129,339	(4,152)	-3.2%
Other interest-earning assets	117,811	125,114	(7,303)	-5.8%
Total interest-earning assets	6,034,599	6,058,343	(23,744)	-0.4%
Non-interest-earning assets	590,746	585,826	4,920	0.8%
Total assets	$6,625,345	$6,644,169	$(18,824)	-0.3%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$982,163	$883,843	$98,320	11.1%
Savings	813,626	799,181	14,445	1.8%
Certificates of deposit	2,063,066	2,179,333	(116,267)	-5.3%
Total interest-bearing deposits	3,858,855	3,862,357	(3,502)	-0.1%
Borrowings:
Federal Home Loan Bank advances	1,255,597	1,277,145	(21,548)	-1.7%
Other borrowings	34,733	10,012	24,721	246.9%
Total borrowings	1,290,330	1,287,157	3,173	0.2%
Total interest-bearing liabilities	5,149,185	5,149,514	(329)	0.0%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	320,161	320,641	(480)	-0.1%
Other non-interest-bearing liabilities	53,479	60,078	(6,599)	-11.0%
Total non-interest-bearing liabilities	373,640	380,719	(7,079)	-1.9%
Total liabilities	5,522,825	5,530,233	(7,408)	-0.1%
Stockholders' equity	1,102,520	1,113,936	(11,416)	-1.0%
Total liabilities and stockholders' equity	$6,625,345	$6,644,169	$(18,824)	-0.3%

Average interest-earning assets to average interest-bearing liabilities	117.20%	117.65%	-0.45%	-0.4%

	For the three months ended
	December 31,	September 30,	Variance
Performance Ratio Highlights	2019	2019	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.01%	4.18%	-0.17%
Taxable investment securities	3.12%	3.25%	-0.13%
Tax-exempt investment securities (1)	2.13%	2.14%	-0.01%
Other interest-earning assets	4.11%	4.09%	0.02%
Total interest-earning assets	3.79%	3.95%	-0.16%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.29%	1.30%	-0.01%
Savings	0.81%	0.77%	0.04%
Certificates of deposit	2.09%	2.14%	-0.05%
Total interest-bearing deposits	1.62%	1.66%	-0.04%
Borrowings:
Federal Home Loan Bank advances	2.19%	2.24%	-0.05%
Other borrowings	1.36%	0.66%	0.70%
Total borrowings	2.17%	2.22%	-0.05%
Total interest-bearing liabilities	1.75%	1.80%	-0.05%

Interest rate spread (2)	2.04%	2.15%	-0.11%
Net interest margin (3)	2.29%	2.42%	-0.13%

Non-interest income to average assets (annualized)	0.27%	0.24%	0.03%
Non-interest expense to average assets (annualized)	1.60%	1.58%	0.02%

Efficiency ratio (4)	67.48%	64.56%	2.92%

Return on average assets (annualized)	0.64%	0.68%	-0.04%
Return on average equity (annualized)	3.86%	4.08%	-0.22%
Return on average tangible equity (annualized) (5)	4.80%	5.06%	-0.26%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2019	2019	2019	2019	2018
Assets
Cash and cash equivalents	$41,796	$129,305	$38,935	$54,160	$51,483
Securities available for sale	1,402,206	1,231,691	714,263	726,920	666,602
Securities held to maturity	36,073	37,888	576,652	592,199	598,318
Loans held-for-sale	5,952	10,495	12,267	997	1,001
Loans receivable, including yield adjustments	4,492,697	4,604,738	4,678,928	4,659,804	4,753,392
Less allowance for loan losses	(30,937)	(32,432)	(33,274)	(33,105)	(33,526)
Net loans receivable	4,461,760	4,572,306	4,645,654	4,626,699	4,719,866
Premises and equipment	56,542	56,599	56,854	58,274	58,414
Federal Home Loan Bank stock	62,838	63,739	64,190	64,288	64,514
Accrued interest receivable	18,261	19,393	19,360	20,326	19,435
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	4,545	4,852	5,160	5,470	5,743
Bank owned life insurance	259,312	257,735	256,155	254,569	253,009
Deferred income taxes, net	20,438	21,742	25,367	24,182	24,692
Other real estate owned	178	-	-	209	508
Other assets	29,605	24,366	9,077	19,563	27,960
Total assets	$6,610,401	$6,641,006	$6,634,829	$6,658,751	$6,702,440

Liabilities
Deposits	4,188,822	$4,197,250	$4,147,610	$4,137,573	$4,173,434
Borrowings	1,275,049	1,281,118	1,321,982	1,326,216	1,310,547
Advance payments by borrowers for taxes	16,585	16,102	16,887	17,208	17,201
Other liabilities	35,375	35,747	21,191	19,643	17,997
Total liabilities	5,515,831	5,530,217	5,507,670	5,500,640	5,519,179

Stockholders' Equity
Common stock	851	868	891	915	938
Paid-in capital	737,539	758,385	787,394	817,675	848,145
Retained earnings	377,896	373,004	366,679	363,072	356,993
Unearned ESOP shares	(29,671)	(30,158)	(30,644)	(31,130)	(31,617)
Accumulated other comprehensive income, net	7,955	8,690	2,839	7,579	8,802
Total stockholders' equity	1,094,570	1,110,789	1,127,159	1,158,111	1,183,261
Total liabilities and stockholders' equity	$6,610,401	$6,641,006	$6,634,829	$6,658,751	$6,702,440

Consolidated capital ratios
Equity to assets	16.56%	16.73%	16.99%	17.39%	17.65%
Tangible equity to tangible assets	13.75%	13.93%	14.19%	14.62%	14.90%

Share data
Outstanding shares	85,150	86,786	89,126	91,495	93,772
Book value per share	$12.85	$12.80	$12.65	$12.66	$12.62
Tangible book value per share (1)	$10.32	$10.31	$10.22	$10.29	$10.31

(1)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2019	2018
Cash and cash equivalents
Cash and due from depository institutions	$17,843	$16,106	$19,032	$15,943	$24,361
Interest-bearing deposits in other banks	23,953	113,199	19,903	38,217	27,122
Total cash and cash equivalents	$41,796	$129,305	$38,935	$54,160	$51,483

Securities available for sale
Debt securities:
U.S. agency securities	$606	$694	$3,678	$3,737	$3,942
Municipal and state obligations	88,057	91,050	26,951	26,731	26,205
Asset-backed securities	177,676	181,068	179,313	180,145	180,828
Collateralized loan obligations	198,324	198,549	208,611	207,906	184,439
Corporate bonds	192,074	191,241	122,024	121,597	144,692
Trust preferred securities	3,795	3,775	3,756	3,775	3,726
Debt securities	660,532	666,377	544,333	543,891	543,832

Mortgage-backed securities:
Collateralized mortgage obligations	57,839	63,594	21,390	21,660	23,019
Residential pass-through securities	360,900	202,858	44,303	70,513	91,918
Commercial pass-through securities	322,935	298,862	104,237	90,856	7,833
Mortgage-backed securities	741,674	565,314	169,930	183,029	122,770
Total securities available for sale	$1,402,206	$1,231,691	$714,263	$726,920	$666,602

Securities held to maturity
Debt securities:
Municipal and state obligations	$36,073	$37,888	$104,086	$107,375	$107,826
Corporate bonds	-	-	63,086	63,107	56,255
Debt securities	36,073	37,888	167,172	170,482	164,081

Mortgage-backed securities:
Collateralized mortgage obligations	-	-	46,381	49,368	51,540
Residential pass-through securities	-	-	166,283	174,338	182,335
Commercial pass-through securities	-	-	196,816	198,011	200,362
Mortgage-backed securities	-	-	409,480	421,717	434,237
Total securities held to maturity	$36,073	$37,888	$576,652	$592,199	$598,318

Total securities	$1,438,279	$1,269,579	$1,290,915	$1,319,119	$1,264,920

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2019	2018
Loan portfolio composition:
Residential first mortgage loans	$1,331,301	$1,319,750	$1,344,044	$1,325,105	$1,334,284
Home equity loans and lines of credit	89,916	93,304	96,165	97,788	96,001
Residential mortgage loans	1,421,217	1,413,054	1,440,209	1,422,893	1,430,285
Multifamily mortgage loans	1,856,591	1,922,968	1,946,391	1,956,571	1,974,409
Nonresidential and mixed use mortgage loans	1,172,213	1,230,963	1,258,869	1,249,215	1,302,583
Commercial mortgage loans	3,028,804	3,153,931	3,205,260	3,205,786	3,276,992
Commercial business loans	67,887	66,889	65,763	66,476	70,059
Construction loans	16,221	14,637	13,907	14,377	28,405
Account loans	3,581	3,530	3,732	3,360	3,310
Other consumer loans	1,327	1,679	2,082	2,624	3,524
Consumer loans	4,908	5,209	5,814	5,984	6,834
Total loans, excluding yield adjustments	4,539,037	4,653,720	4,730,953	4,715,516	4,812,575
Unamortized yield adjustments	(46,340)	(48,982)	(52,025)	(55,712)	(59,183)
Loans receivable, including yield adjustments	4,492,697	4,604,738	4,678,928	4,659,804	4,753,392
Less allowance for loan losses	(30,937)	(32,432)	(33,274)	(33,105)	(33,526)
Net loans receivable	$4,461,760	$4,572,306	$4,645,654	$4,626,699	$4,719,866

Loan portfolio allocation:
Residential first mortgage loans	29.3%	28.4%	28.4%	28.1%	27.7%
Home equity loans and lines of credit	2.0%	2.0%	2.0%	2.1%	2.0%
Residential mortgage loans	31.3%	30.4%	30.4%	30.2%	29.7%
Multifamily mortgage loans	40.9%	41.3%	41.2%	41.5%	41.0%
Nonresidential and mixed use mortgage loans	25.8%	26.5%	26.6%	26.5%	27.1%
Commercial mortgage loans	66.7%	67.8%	67.8%	68.0%	68.1%
Commercial business loans	1.5%	1.4%	1.4%	1.3%	1.4%
Construction loans	0.4%	0.3%	0.3%	0.3%	0.6%
Account loans	0.1%	0.1%	0.1%	0.1%	0.1%
Other consumer loans	0.0%	0.0%	0.0%	0.1%	0.1%
Consumer loans	0.1%	0.1%	0.1%	0.2%	0.2%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$19	$15	$22	$24	$32
Nonaccrual loans	21,935	21,766	20,248	21,297	20,743
Total nonperforming loans	21,954	21,781	20,270	21,321	20,775
Other real estate owned	178	-	-	209	508
Total nonperforming assets	$22,132	$21,781	$20,270	$21,530	$21,283

Nonperforming loans (% total loans)	0.49%	0.47%	0.43%	0.46%	0.44%
Nonperforming assets (% total assets)	0.33%	0.33%	0.31%	0.32%	0.32%

Allowance for loan losses (ALLL):
ALLL to total loans	0.68%	0.70%	0.70%	0.70%	0.70%
ALLL to nonperforming loans	140.92%	148.90%	164.15%	155.27%	161.38%
Net charge offs	$30	$60	$495	$242	$176
Average net charge off rate (annualized)	0.00%	0.01%	0.04%	0.02%	0.01%

	At
Supplemental Balance Sheet Highlights	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2019	2018
Funding by type:
Deposits:
Non-interest-bearing deposits	$312,098	$322,846	$309,063	$303,713	$305,392
Interest-bearing demand	1,060,434	931,188	843,432	800,023	807,389
Savings	829,321	800,514	790,658	777,678	760,499
Certificates of deposit	1,986,969	2,142,702	2,204,457	2,256,159	2,300,154
Interest-bearing deposits	3,876,724	3,874,404	3,838,547	3,833,860	3,868,042
Total deposits	4,188,822	4,197,250	4,147,610	4,137,573	4,173,434

Borrowings:
Federal Home Loan Bank advances	1,253,958	1,273,618	1,283,211	1,289,285	1,293,845
Overnight borrowings	15,000	-	30,000	-	-
Depositor sweep accounts	6,091	7,500	8,771	36,931	16,702
Total borrowings	1,275,049	1,281,118	1,321,982	1,326,216	1,310,547

Total funding	$5,463,871	$5,478,368	$5,469,592	$5,463,789	$5,483,981

Loans as a % of deposits	106.7%	109.2%	112.3%	111.8%	113.1%
Deposits as a % of total funding	76.7%	76.6%	75.8%	75.7%	76.1%
Borrowings as a % of total funding	23.3%	23.4%	24.2%	24.3%	23.9%

Funding by source:
Retail funding:
Non-interest-bearing deposits	$312,098	$322,846	$309,063	$303,713	$305,392
Interest-bearing demand	1,060,434	931,188	843,432	800,023	807,389
Savings	829,321	800,514	790,658	777,678	760,499
Certificates of deposit	1,876,280	1,916,132	1,902,542	1,925,630	1,922,287
Total retail deposits	4,078,133	3,970,680	3,845,695	3,807,044	3,795,567
Depositor sweep accounts	6,091	7,500	8,771	36,931	16,702
Total retail funding	4,084,224	3,978,180	3,854,466	3,843,975	3,812,269

Wholesale funding:
Certificates of deposit (listing service)	$42,119	$57,534	$66,110	$78,704	$108,067
Certificates of deposit (brokered)	68,570	169,036	235,805	251,825	269,800
Total wholesale deposits	110,689	226,570	301,915	330,529	377,867
FHLB advances	1,253,958	1,273,618	1,283,211	1,289,285	1,293,845
Overnight borrowings	15,000	-	30,000	-	-
Total wholesale funding	1,379,647	1,500,188	1,615,126	1,619,814	1,671,712

Total funding	$5,463,871	$5,478,368	$5,469,592	$5,463,789	$5,483,981

Retail funding as a % of total funding	74.7%	72.6%	70.5%	70.4%	69.5%
Wholesale funding as a % of total funding	25.3%	27.4%	29.5%	29.6%	30.5%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2019	2019	2019	2019	2018
Interest income
Loans	$45,608	$48,600	$47,818	$48,116	$49,015
Taxable investment securities	9,698	9,328	9,772	9,511	9,051
Tax-exempt investment securities	666	693	700	710	713
Other interest-earning assets	1,210	1,278	1,158	1,320	1,243
Total interest income	57,182	59,899	59,448	59,657	60,022

Interest expense
Deposits	15,590	16,055	15,131	14,114	12,727
Borrowings	6,985	7,157	7,171	6,905	7,946
Total interest expense	22,575	23,212	22,302	21,019	20,673
Net interest income	34,607	36,687	37,146	38,638	39,349
(Reversal of) provision for loan losses	(1,465)	(782)	664	(179)	971
Net interest income after (reversal of) provision for loan losses	36,072	37,469	36,482	38,817	38,378

Non-interest income
Fees and service charges	2,145	1,468	1,340	1,674	1,258
Gain (loss) on sale and call of securities	11	(14)	(141)	(182)	-
Gain on sale of loans	668	605	196	151	101
(Loss) gain on sale and write down of other real estate owned	(28)	-	9	(6)	36
Income from bank owned life insurance	1,576	1,580	1,586	1,560	1,599
Electronic banking fees and charges	293	318	270	253	277
Miscellaneous	(111)	5	128	226	38
Total non-interest income	4,554	3,962	3,388	3,676	3,309

Non-interest expense
Salaries and employee benefits	15,174	15,777	16,338	15,350	15,699
Net occupancy expense of premises	3,082	2,969	2,744	2,979	2,761
Equipment and systems	3,046	3,089	2,917	3,053	3,377
Advertising and marketing	890	535	948	739	787
Federal deposit insurance premium	-	-	438	455	421
Directors' compensation	769	770	770	770	746
Merger-related expenses	219	-	-	-	-
Miscellaneous	3,247	3,104	4,590	3,425	3,479
Total non-interest expense	26,427	26,244	28,745	26,771	27,270
Income before income taxes	14,199	15,187	11,125	15,722	14,417
Income taxes	3,547	3,817	2,314	4,305	3,649
Net income	$10,652	$11,370	$8,811	$11,417	$10,768

Net income per common share (EPS)
Basic	$0.13	$0.13	$0.10	$0.13	$0.12
Diluted	$0.13	$0.13	$0.10	$0.13	$0.12

Dividends declared (1)
Cash dividends declared per common share	$0.07	$0.06	$0.06	$0.06	$0.05
Cash dividends declared	$5,760	$5,045	$5,204	$5,338	$4,082
Dividend payout ratio	54.1%	44.4%	59.1%	46.8%	37.9%

Weighted average number of common shares outstanding
Basic	82,831	84,756	87,090	89,488	92,434
Diluted	82,876	84,793	87,132	89,532	92,480

	For the three months ended
Average Balance Sheet Data	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2019	2018
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,547,126	$4,656,192	$4,648,362	$4,709,052	$4,758,587
Taxable investment securities	1,244,475	1,147,698	1,184,401	1,161,492	1,158,720
Tax-exempt investment securities	125,187	129,339	132,110	134,309	135,453
Other interest-earning assets	117,811	125,114	98,374	107,554	87,916
Total interest-earning assets	6,034,599	6,058,343	6,063,247	6,112,407	6,140,676
Non-interest-earning assets	590,746	585,826	572,218	574,921	587,921
Total assets	$6,625,345	$6,644,169	$6,635,465	$6,687,328	$6,728,597

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$982,163	$883,843	$815,624	$790,567	$792,989
Savings	813,626	799,181	780,558	773,308	743,676
Certificates of deposit	2,063,066	2,179,333	2,229,723	2,288,836	2,214,932
Total interest-bearing deposits	3,858,855	3,862,357	3,825,905	3,852,711	3,751,597
Borrowings:
Federal Home Loan Bank advances	1,255,597	1,277,145	1,284,427	1,292,168	1,293,470
Other borrowings	34,733	10,012	29,439	26,037	119,281
Total borrowings	1,290,330	1,287,157	1,313,866	1,318,205	1,412,751
Total interest-bearing liabilities	5,149,185	5,149,514	5,139,771	5,170,916	5,164,348
Non-interest-bearing liabilities:
Non-interest-bearing deposits	320,161	320,641	311,648	307,645	315,165
Other non-interest-bearing liabilities	53,479	60,078	39,294	35,930	37,374
Total non-interest-bearing liabilities	373,640	380,719	350,942	343,575	352,539
Total liabilities	5,522,825	5,530,233	5,490,713	5,514,491	5,516,887
Stockholders' equity	1,102,520	1,113,936	1,144,752	1,172,837	1,211,710
Total liabilities and stockholders' equity	$6,625,345	$6,644,169	$6,635,465	$6,687,328	$6,728,597

Average interest-earning assets to average interest-bearing liabilities	117.20%	117.65%	117.97%	118.21%	118.91%

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Performance Ratio Highlights	2019	2019	2019	2019	2018
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.01%	4.18%	4.11%	4.09%	4.12%
Taxable investment securities	3.12%	3.25%	3.30%	3.28%	3.12%
Tax-exempt investment securities (1)	2.13%	2.14%	2.12%	2.12%	2.11%
Other interest-earning assets	4.11%	4.09%	4.71%	4.91%	5.66%
Total interest-earning assets	3.79%	3.95%	3.92%	3.91%	3.91%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.29%	1.30%	1.19%	1.06%	0.97%
Savings	0.81%	0.77%	0.68%	0.60%	0.49%
Certificates of deposit	2.09%	2.14%	2.04%	1.90%	1.79%
Total interest-bearing deposits	1.62%	1.66%	1.58%	1.47%	1.36%
Borrowings:
Federal Home Loan Bank advances	2.19%	2.24%	2.21%	2.13%	2.27%
Other borrowings	1.36%	0.66%	0.99%	0.35%	1.99%
Total borrowings	2.17%	2.22%	2.18%	2.10%	2.25%
Total interest-bearing liabilities	1.75%	1.80%	1.74%	1.63%	1.60%

Interest rate spread (2)	2.04%	2.15%	2.18%	2.28%	2.31%
Net interest margin (3)	2.29%	2.42%	2.45%	2.53%	2.56%

Non-interest income to average assets (annualized)	0.27%	0.24%	0.20%	0.22%	0.20%
Non-interest expense to average assets (annualized)	1.60%	1.58%	1.73%	1.60%	1.62%

Efficiency ratio (4)	67.48%	64.56%	70.91%	63.27%	63.93%

Return on average assets (annualized)	0.64%	0.68%	0.53%	0.68%	0.64%
Return on average equity (annualized)	3.86%	4.08%	3.08%	3.89%	3.55%
Return on average tangible equity (annualized) (5)	4.80%	5.06%	3.80%	4.78%	4.33%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	December 31,	September 30,	June 30,	March 31,	December 31,
Except Per Share Data, Unaudited)	2019	2019	2019	2019	2018
Adjusted Net Income
Net income (GAAP)	$10,652	$11,370	$8,811	$11,417	$10,768
Add: Merger-related expenses - net of tax	154	-	-	-	-
Add: Branch consolidation expenses - net of tax	274	475	1,216	-	-
Adjusted net income (non-GAAP)	$11,080	$11,845	$10,027	$11,417	$10,768

Adjusted Net Income per Common Share (EPS)
Net income per common share Basic and Diluted (GAAP)	$0.13	$0.13	$0.10	$0.13	$0.12
Add: Merger-related expenses - net of tax	-	-	-	-	-
Add: Branch consolidation expenses - net of tax	-	0.01	0.01	-	-
Adjusted net income per common share Basic and Diluted (non-GAAP)	$0.13	$0.14	$0.11	$0.13	$0.12

Adjusted Non-Interest Expense
Non-interest expense (GAAP)	$26,427	$26,244	$28,745	$26,771	$27,270
Less: Merger-related expenses	(219)	-	-	-	-
Less: Branch consolidation expenses	(153)	(567)	(1,725)	-	-
Adjusted non-interest expense (non-GAAP)	$26,055	$25,677	$27,020	$26,771	$27,270

Adjusted Non-Interest Income
Non-interest income (GAAP)	$4,554	$3,962	$3,388	$3,676	$3,309
Add: Branch consolidation expenses	236	106	-	-	-
Adjusted non-interest income (non-GAAP)	$4,790	$4,068	$3,388	$3,676	$3,309

Adjusted Non-Interest Expense Ratio
Non-interest expense to average assets (GAAP)	1.60%	1.58%	1.73%	1.60%	1.62%
Less: Merger-related expenses	-0.01%	0.00%	0.00%	0.00%	0.00%
Less: Branch consolidation expenses	-0.01%	-0.03%	-0.10%	0.00%	0.00%
Adjusted non-interest expense ratio (non-GAAP)	1.57%	1.55%	1.63%	1.60%	1.62%

Adjusted Efficiency Ratio
Non-interest expense / (Net interest income + non-interest income) (GAAP)	67.5%	64.6%	70.9%	63.3%	63.9%

Calculation of Adjusted Efficiency Ratio (non-GAAP)
Non-interest expense (GAAP)	$26,427	$26,244	$28,745	$26,771	$27,270
Less: Merger-related expenses	(219)	-	-	-	-
Less: Branch consolidation expenses	(153)	(567)	(1,725)	-	-
Non-interest expense (non-GAAP)	$26,055	$25,677	$27,020	$26,771	$27,270

Net interest income (GAAP)	34,607	36,687	37,146	38,638	39,349
Total non-interest income (GAAP)	4,554	3,962	3,388	3,676	3,309
Add: Branch consolidation expenses	236	106	-	-	-
Total revenue (non-GAAP)	$39,397	$40,755	$40,534	$42,314	$42,658

Adjusted efficiency ratio (non-GAAP)	66.1%	63.0%	66.6%	63.3%	63.9%

	For the three months ended
Reconciliation of GAAP to Non-GAAP	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2019	2018
Adjusted Return on Average Assets
Return on average assets (GAAP)	0.64%	0.68%	0.53%	0.68%	0.64%
Add: Merger-related expenses - net of tax	0.01%	0.00%	0.00%	0.00%	0.00%
Add: Branch consolidation expenses - net of tax	0.02%	0.03%	0.07%	0.00%	0.00%
Adjusted return on average assets (non-GAAP)	0.67%	0.71%	0.60%	0.68%	0.64%

Adjusted Return on Average Equity
Return on average equity (GAAP)	3.86%	4.08%	3.08%	3.89%	3.55%
Add: Merger-related expenses - net of tax	0.06%	0.00%	0.00%	0.00%	0.00%
Add: Branch consolidation expenses - net of tax	0.10%	0.17%	0.42%	0.00%	0.00%
Adjusted return on average equity (non-GAAP)	4.02%	4.25%	3.50%	3.89%	3.55%

Calculation of Return on Average Tangible Equity
Net income annualized (GAAP)	$42,608	$45,480	$35,244	$45,668	$43,072

Total Average equity (GAAP)	$1,102,520	$1,113,936	$1,144,752	$1,172,837	$1,211,710
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(4,711)	(5,006)	(5,313)	(5,606)	(5,915)
Average tangible equity (non-GAAP)	$886,914	$898,035	$928,544	$956,336	$994,900

Return on average tangible equity (non-GAAP)	4.80%	5.06%	3.80%	4.78%	4.33%

Calculation of Adjusted Return on Average Tangible Equity
Adjusted net income annualized (non-GAAP)	$44,320	$47,380	$40,108	$45,668	$43,072

Total Average equity (GAAP)	$1,102,520	$1,113,936	$1,144,752	$1,172,837	$1,211,710
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(4,711)	(5,006)	(5,313)	(5,606)	(5,915)
Average tangible equity (non-GAAP)	$886,914	$898,035	$928,544	$956,336	$994,900

Adjusted return on average tangible equity (non-GAAP)	5.00%	5.28%	4.32%	4.78%	4.33%